Exhibit 99.1
News Release

Contact:	James Gherardi Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 312-394-2345
EXELON REPORTS SECOND QUARTER 2024 RESULTS
Earnings Release Highlights
•GAAP net income of $0.45 per share and Adjusted (non-GAAP) operating earnings of $0.47 per share for the second quarter of 2024
•Reaffirming full year 2024 Adjusted (non-GAAP) operating earnings guidance range of $2.40-$2.50 per share
•Reaffirming fully regulated operating EPS compounded annual growth target of 5-7% through 2027
•Strong utility reliability performance – achieved top quartile reliability performance at all utilities, with ComEd and Pepco Holdings achieving top decile in both outage frequency and outage duration for the second straight quarter
•An order in Pepco’s “Climate Ready Pathway MD” multi-year plan was received in June

CHICAGO (August 1, 2024) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the second quarter of 2024.
"I am pleased to report strong second-quarter earnings and industry-leading operational performance as Exelon maintains our consistent track record of delivering results," said President and CEO Calvin Butler. "We continue achieving the top-tier reliability our customers expect, and in an evolving regulatory environment, we are being nimble in our financial and regulatory strategies, ensuring our investments meet customers' growing demands and needs."
"We delivered second quarter adjusted operating earnings of $0.47 per share this year, $0.06 ahead of results in the second quarter of 2023, driven by increased revenue associated with the investments we are making on behalf of our customers, disciplined cost management and favorable weather conditions," said Exelon Chief Financial Officer Jeanne Jones. "With most of our planned debt financing activity complete for the year and continued progress on our active rate cases, we remain on track to deliver Adjusted (non-GAAP) operating earnings at the midpoint or better of $2.40 to $2.50 per share for the full year."

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Second Quarter 2024
Exelon's GAAP net income for the second quarter of 2024 increased to $0.45 per share from $0.34 per share in the second quarter of 2023. Adjusted (non-GAAP) operating earnings for the second quarter of 2024 increased to $0.47 per share from $0.41 per share in the second quarter of 2023. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 3.
GAAP net income and Adjusted (non-GAAP) operating earnings in the second quarter of 2024 primarily reflect:
•Higher utility earnings primarily due to distribution and transmission rate increases at PHI, distribution rate increases at BGE, favorable weather at PECO, favorable impacts of the Pepco multi-year plan reconciliations, and higher transmission peak load at ComEd. This was partially offset by higher interest expense at PECO and BGE and higher depreciation and amortization expense at PECO, BGE, and PHI.
•Higher costs at the Exelon holding company due to higher interest expense.
Operating Company Results1
ComEd
ComEd's second quarter of 2024 GAAP net income increased to $270 million from $249 million in the second quarter of 2023. ComEd's Adjusted (non-GAAP) operating earnings for the second quarter of 2024 increased to $285 million from $251 million in the second quarter of 2023, primarily due to timing of distribution earnings, higher transmission peak loads, and higher rate base. These were partially offset by a lower allowed ROE and the absence of a return on the pension asset. Due to revenue decoupling, ComEd's distribution earnings are not affected by actual weather or customer usage patterns.
PECO
PECO’s second quarter of 2024 GAAP net income decreased to $90 million from $97 million in the second quarter of 2023. PECO's Adjusted (non-GAAP) operating earnings for the second quarter of 2024 decreased to $93 million from $98 million in the second quarter of 2023, primarily due to increases in interest expense and depreciation expense, partially offset by favorable weather.

BGE
BGE’s second quarter of 2024 GAAP net income increased to $44 million from $42 million in the second quarter of 2023. BGE's Adjusted (non-GAAP) operating earnings for the second quarter of 2024 increased to $45 million from $43 million in the second quarter of 2023, primarily due to distribution rate increases, partially offset by an increase in depreciation and amortization expenses and an increase in interest expense. Due to revenue decoupling, BGE's distribution earnings are not affected by actual weather or customer usage patterns.
___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.

2

PHI
PHI’s second quarter of 2024 GAAP net income increased to $158 million from $103 million in the second quarter of 2023. PHI’s Adjusted (non-GAAP) operating earnings for the second quarter of 2024 increased to $162 million from $115 million in the second quarter of 2023, primarily due to the favorable impacts of the Pepco Maryland multi-year plans including the recognition of the reconciliations, the absence of an increase in environmental liabilities at Pepco, an increase in ACE and DPL Delaware electric distribution rates, and higher transmission rates at Pepco and DPL, partially offset by increases in depreciation expense and various operating expenses. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not affected by actual weather or customer usage patterns.
Recent Developments and Second Quarter Highlights
•Dividend: On July 30, 2024, Exelon's Board of Directors declared a regular quarterly dividend of $0.38 per share on Exelon's common stock. The dividend is payable on September 13, 2024, to Exelon's shareholders of record as of the close of business on August 12, 2024.
•Rate Case Developments:
◦Pepco Maryland Electric Distribution Rate Case: On June 10, 2024, the MDPSC issued an order approving an incremental increase in Pepco's electric distribution rates of $45 million for the 12-month period ending March 31, 2025, reflecting an ROE of 9.5%. The MDPSC did not approve electric distribution rate increases for 2025, 2026, and the 2027 nine-month extension period.
•Financing Activities:
◦On March 13, 2024, ComEd issued $800 million of its First Mortgage Bonds, consisting of $400 million of its First Mortgage 5.30% Series Bonds due on June 1, 2034 and $400 million of its First Mortgage 5.65% Series Bonds due on June 1, 2054. ComEd used the proceeds to repay existing indebtedness, outstanding commercial paper obligations, and for general corporate purposes.
◦On June 6, 2024, BGE issued $800 million of its Notes, consisting of $400 million aggregate principal of its 5.30% notes due June 1, 2034 and $400 million aggregate principal of its 5.65% notes due June 1, 2054. BGE used the proceeds to repay outstanding commercial paper obligations and for general corporate purposes.
Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the second quarter of 2024 do not include the following items (after tax) that were included in reported GAAP net income:
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(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2024 GAAP net income	$0.45	$448	$270	$90	$44	$158
Change in environmental liabilities (net of taxes of $0)	—	(1)	—	—	—	(1)
Change in FERC audit liability (net of taxes of $5)	0.01	15	14	—	—	—
Cost management charge (net of taxes of $3, $1, $0, and $2, respectively)	0.01	9	—	3	1	5
2024 Adjusted (non-GAAP) operating earnings	$0.47	$472	$285	$93	$45	$162
Adjusted (non-GAAP) operating earnings for the second quarter of 2023 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2023 GAAP net income	$0.34	$343	$249	$97	$42	$103
Mark-to-market impact of economic hedging activities (net of taxes of $1)	—	3	—	—	—	—
Change in environmental liabilities (net of taxes of $1)	0.01	11	—	—	—	11
SEC matter loss contingency (net of taxes of $0)	0.05	46	—	—	—	—
Separation costs (net of taxes of $2, $1, $0, $0, and $1, respectively)	0.01	5	2	1	1	1
2023 Adjusted (non-GAAP) operating earnings	$0.41	$408	$251	$98	$43	$115
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss second quarter 2024 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at https://investors.exeloncorp.com.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and the nation’s largest utility company, serving more than 10.5 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). 20,000 Exelon employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on Twitter | X.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP)
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operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: https://investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on August 1, 2024.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K filed with the SEC in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' Second Quarter 2024 Quarterly Report on Form 10-Q (to be filed on August 1, 2024) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended June 30, 2024
Operating revenues	$2,079	$891	$928	$1,471	$(8)	$5,361
Operating expenses
Purchased power and fuel	763	323	343	562	1	1,992
Operating and maintenance	449	270	250	281	(41)	1,209
Depreciation and amortization	374	107	162	235	16	894
Taxes other than income taxes	94	52	80	126	8	360
Total operating expenses	1,680	752	835	1,204	(16)	4,455
Gain on sale of assets	5	2	—	—	—	7
Operating income	404	141	93	267	8	913
Other income and (deductions)
Interest expense, net	(123)	(57)	(53)	(92)	(158)	(483)
Other, net	20	9	8	29	(2)	64
Total other income and (deductions)	(103)	(48)	(45)	(63)	(160)	(419)
Income (loss) before income taxes	301	93	48	204	(152)	494
Income taxes	31	3	4	46	(38)	46
Net income (loss) attributable to common shareholders	$270	$90	$44	$158	$(114)	$448

Three Months Ended June 30, 2023
Operating revenues	$1,901	$828	$797	$1,305	$(13)	$4,818
Operating expenses
Purchased power and fuel	685	302	272	467	1	1,727
Operating and maintenance	355	239	198	304	101	1,197
Depreciation and amortization	350	99	158	243	16	866
Taxes other than income taxes	88	47	76	112	1	324
Total operating expenses	1,478	687	704	1,126	119	4,114
Operating income (loss)	423	141	93	179	(132)	704
Other income and (deductions)
Interest expense, net	(120)	(48)	(44)	(81)	(134)	(427)
Other, net	17	6	5	25	86	139
Total other income and (deductions)	(103)	(42)	(39)	(56)	(48)	(288)
Income (loss) before income taxes	320	99	54	123	(180)	416
Income taxes	71	2	12	20	(32)	73
Net income (loss) attributable to common shareholders	$249	$97	$42	$103	$(148)	$343

Change in net income (loss) from 2023 to 2024	$21	$(7)	$2	$55	$34	$105

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Six Months Ended June 30, 2024
Operating revenues	$4,174	$1,945	$2,225	$3,077	$(18)	$11,403
Operating expenses
Purchased power and fuel	1,670	727	807	1,197	—	4,401
Operating and maintenance	867	563	514	607	(70)	2,481
Depreciation and amortization	737	210	312	481	33	1,773
Taxes other than income taxes	188	103	169	254	17	731
Total operating expenses	3,462	1,603	1,802	2,539	(20)	9,386
Gain on sales of assets	5	4	—	—	—	9
Operating income	717	346	423	538	2	2,026
Other income and (deductions)
Interest expense, net	(246)	(112)	(103)	(183)	(306)	(950)
Other, net	41	18	16	57	7	139
Total other income and (deductions)	(205)	(94)	(87)	(126)	(299)	(811)
Income (loss) before income taxes	512	252	336	412	(297)	1,215
Income taxes	49	13	28	86	(67)	109
Net income (loss) attributable to common shareholders	$463	$239	$308	$326	$(230)	$1,106

Six Months Ended June 30, 2023
Operating revenues	$3,568	$1,940	$2,053	$2,841	$(22)	$10,380
Operating expenses
Purchased power and fuel	1,172	786	764	1,094	2	3,818
Operating and maintenance	692	510	419	613	113	2,347
Depreciation and amortization	688	197	325	484	33	1,727
Taxes other than income taxes	182	97	159	232	9	679
Total operating expenses	2,734	1,590	1,667	2,423	157	8,571
Operating income (loss)	834	350	386	418	(179)	1,809
Other income and (deductions)
Interest expense, net	(237)	(97)	(88)	(157)	(261)	(840)
Other, net	34	15	8	51	141	249
Total other income and (deductions)	(203)	(82)	(80)	(106)	(120)	(591)
Income (loss) before income taxes	631	268	306	312	(299)	1,218
Income taxes	142	5	65	54	(60)	206
Net income (loss) attributable to common shareholders	$489	$263	$241	$258	$(239)	$1,012

Change in net income (loss) from 2023 to 2024	$(26)	$(24)	$67	$68	$9	$94
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	June 30, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$934	$445
Restricted cash and cash equivalents	530	482
Accounts receivable
Customer accounts receivable	3,053	2,659
Customer allowance for credit losses	(372)	(317)
Customer accounts receivable, net	2,681	2,342
Other accounts receivable	1,136	1,101
Other allowance for credit losses	(108)	(82)
Other accounts receivable, net	1,028	1,019
Inventories, net
Fossil fuel	53	94
Materials and supplies	771	707
Regulatory assets	1,945	2,215
Other	615	473
Total current assets	8,557	7,777
Property, plant, and equipment, net	75,646	73,593
Deferred debits and other assets
Regulatory assets	8,703	8,698
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	3,840	3,232
Investments	270	251
Other	1,467	1,365
Total deferred debits and other assets	20,910	20,176
Total assets	$105,113	$101,546

	June 30, 2024	December 31, 2023
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,454	$2,523
Long-term debt due within one year	1,308	1,403
Accounts payable	2,810	2,846
Accrued expenses	1,241	1,375
Payables to affiliates	5	5
Customer deposits	425	411
Regulatory liabilities	433	389
Mark-to-market derivative liabilities	23	74
Unamortized energy contract liabilities	7	8
Other	569	557
Total current liabilities	8,275	9,591
Long-term debt	43,039	39,692
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	12,358	11,956
Regulatory liabilities	10,198	9,576
Pension obligations	1,562	1,571
Non-pension postretirement benefit obligations	524	527
Asset retirement obligations	272	267
Mark-to-market derivative liabilities	121	106
Unamortized energy contract liabilities	23	27
Other	2,199	2,088
Total deferred credits and other liabilities	27,257	26,118
Total liabilities	78,961	75,791
Commitments and contingencies
Shareholders’ equity
Common stock	21,152	21,114
Treasury stock, at cost	(123)	(123)
Retained earnings	5,835	5,490
Accumulated other comprehensive loss, net	(712)	(726)
Total shareholders’ equity	26,152	25,755
Total liabilities and shareholders’ equity	$105,113	$101,546

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities
Net income	$1,106	$1,012
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	1,774	1,727
Gain on sales of assets	(9)	—
Deferred income taxes and amortization of investment tax credits	72	94
Net fair value changes related to derivatives	—	4
Other non-cash operating activities	246	(222)
Changes in assets and liabilities:
Accounts receivable	(443)	387
Inventories	(25)	44
Accounts payable and accrued expenses	(120)	(734)
Collateral received (paid), net	13	(187)
Income taxes	(39)	97
Regulatory assets and liabilities, net	265	(516)
Pension and non-pension postretirement benefit contributions	(125)	(85)
Other assets and liabilities	(261)	140
Net cash flows provided by operating activities	2,454	1,761
Cash flows from investing activities
Capital expenditures	(3,466)	(3,685)
Other investing activities	(1)	10
Net cash flows used in investing activities	(3,467)	(3,675)
Cash flows from financing activities
Changes in short-term borrowings	(670)	(1,600)
Proceeds from short-term borrowings with maturities greater than 90 days	150	400
Repayments on short-term borrowings with maturities greater than 90 days	(549)	(150)
Issuance of long-term debt	4,225	5,200
Retirement of long-term debt	(903)	(1,209)
Dividends paid on common stock	(761)	(717)
Proceeds from employee stock plans	22	19
Other financing activities	(67)	(84)
Net cash flows provided by financing activities	1,447	1,859
Increase (decrease) in cash, restricted cash, and cash equivalents	434	(55)
Cash, restricted cash, and cash equivalents at beginning of period	1,101	1,090
Cash, restricted cash, and cash equivalents at end of period	$1,535	$1,035

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended June 30, 2024 and 2023
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2023 GAAP net income (loss)	$0.34	$249		$97		$42		$103		$(148)	$343
Mark-to-market impact of economic hedging activities (net of taxes of $1)	—	—		—		—		—		3	3
Change in environmental liabilities (net of taxes of $1)	0.01	—		—		—		11		—	11
SEC matter loss contingency (net of taxes of $0)	0.05	—		—		—		—		46	46
Separation costs (net of taxes of $1, $0, $0, $1, and $2, respectively) (1)	0.01	2		1		1		1		—	5
2023 Adjusted (non-GAAP) operating earnings (loss)	$0.41	$251		$98		$43		$115		$(99)	$408

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.04	$—	(b)	$35		$—	(b)	$6	(b)	$—	$41
Load	0.01	—	(b)	8		—	(b)	(1)	(b)	—	7
Distribution and transmission rates (2)	0.06	(7)	(c)	(8)	(c)	34	(c)	46	(c)	—	65
Other energy delivery (3)	0.10	86	(c)	(4)	(c)	2	(c)	12	(c)	—	96
Operating and maintenance expense (4)	0.01	(24)		(19)		(19)		7		67	12
Pension and non-pension postretirement benefits	(0.01)	(5)		(2)		—		1		(1)	(7)
Depreciation and amortization expense (5)	(0.03)	(17)		(6)		(8)		(3)		—	(34)
Interest expense and other (6)	(0.12)	1		(9)		(7)		(21)		(80)	(116)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$0.06	$34		$(5)		$2		$47		$(14)	$64

2024 GAAP net income (loss)	$0.45	$270		$90		$44		$158		$(114)	$448
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $5)	0.01	14		—		—		—		1	15
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (7)	0.01	—		3		1		5		—	9
2024 Adjusted (non-GAAP) operating earnings (loss)	$0.47	$285		$93		$45		$162		$(113)	$472
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense and Other, net.
(2)For ComEd, reflects decreased electric distribution revenues due to lower allowed electric distribution ROE and absence of a return on the pension asset partially offset by higher rate base. For BGE, reflects increased revenue primarily due to distribution rate increases. For PHI, reflects increased revenue primarily due to distribution and transmission rate increases.
(3)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs as well as higher transmission peak load offset by lower carrying cost recovery related to the CMC regulatory asset. For PHI, reflects higher revenues due to certain EDIT benefits being fully amortized and passed through to customers, which is offset in Interest expense and Other.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, primarily reflects an updated rate of capitalization of certain overhead costs. For PECO and BGE, reflects increased credit loss expense. For PHI, includes favorable impacts from the Pepco Maryland multi-year plan reconciliations. For Corporate, reflects decreased in Operating and maintenance expense with an offsetting decrease in other income, for costs billed to Constellation for services provided by Exelon through the Transition Services Agreement (TSA).
(5)Reflects ongoing capital expenditures across all utilities.
(6)For PHI, reflects an increase in taxes other than income. For Corporate, primarily reflects a decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA, with an offsetting decrease in Operating and maintenance expense.
(7)Primarily represents severance and reorganization costs related to cost management.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Six Months Ended June 30, 2024 and 2023
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2023 GAAP net income (loss)	$1.02	$489		$263		$241		$258		$(239)	$1,012
Mark-to-market impact of economic hedging activities (net of taxes of $1)	—	—		—		—		—		2	2
Change in environmental liabilities (net of taxes of $8)	0.03	—		—		—		29		—	29
SEC matter loss contingency (net of taxes of $0)	0.05	—		—		—		—		46	46
Change in FERC audit liability (net of taxes of $4)	0.01	11		—		—		—		—	11
Separation costs (net of taxes of $1, $0, $0, $0, $0, and $1, respectively) (1)	—	2		1		1		1		(1)	4
2023 Adjusted (non-GAAP) operating earnings (loss)	$1.11	$501		$264		$242		$288		$(191)	$1,104

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.06	$—	(b)	$53		$—	(b)	$10	(b)	$—	$63
Load	—	—	(b)	4		—	(b)	(1)	(b)	—	3
Distribution and transmission rates (2)	0.17	(17)	(c)	(3)	(c)	119	(c)	68	(c)	—	167
Other energy delivery (3)	0.16	141	(c)	(5)	(c)	(8)	(c)	31	(c)	—	159
Operating and maintenance expense (4)	(0.06)	(78)		(34)		(23)		(17)		94	(58)
Pension and non-pension postretirement benefits	(0.01)	(9)		(3)		—		1		(2)	(13)
Depreciation and amortization expense (5)	(0.07)	(35)		(10)		(11)		(13)		(1)	(70)
Interest expense and other (6)	(0.20)	—		(24)		(10)		(37)		(128)	(199)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.05	$2		$(22)		$67		$42		$(37)	$52

2024 GAAP net income (loss)	$1.10	$463		$239		$308		$326		$(230)	$1,106
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $13)	0.04	40		—		—		—		2	42
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (7)	0.01	—		3		1		5		—	9
2024 Adjusted (non-GAAP) operating earnings (loss)	$1.16	$503		$242		$309		$330		$(228)	$1,156
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For other regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense and Other, net.
(2)For ComEd, reflects decreased electric distribution revenues due to lower allowed electric distribution ROE and absence of a return on the pension asset partially offset by higher rate base. For BGE, reflects increased revenue due to distribution rate increases. For PHI, reflects increased revenue primarily due to distribution and transmission increases.
(3)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs as well as higher transmission peak load offset by lower carrying cost recovery related to the CMC regulatory asset. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, reflects an updated rate of capitalization of certain overhead costs. For PECO and BGE, reflects increased storm costs and credit loss expense. For PHI, reflects an increase in contracting and storm costs partially offset by favorable impacts from the Pepco Maryland multi-year plan reconciliations. For Corporate, primarily reflects a decrease in Operating and maintenance expense with an offsetting decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA.
(5)Reflects ongoing capital expenditures across all utilities.
(6)For PHI, primarily reflects an increase in interest expense and an increase in taxes other than income. For Corporate, primarily reflects an increase in interest expense and a decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA, with an offsetting decrease in Operating and maintenance expense.
(7)Primarily represents severance and reorganization costs related to cost management.

ComEd Statistics
Three Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	6,996	5,783	21.0%	5.5%	$982	$861	14.1%
Small commercial & industrial	6,473	6,834	(5.3)%	(0.8)%	560	461	21.5%
Large commercial & industrial	6,740	6,502	3.7%	2.1%	269	205	31.2%
Public authorities & electric railroads	159	185	(14.1)%	(15.7)%	14	13	7.7%
Other(b)	—	—	n/a	n/a	298	234	27.4%
Total electric revenues(c)	20,368	19,304	5.5%	1.9%	2,123	1,774	19.7%
Other Revenues(d)					(44)	127	(134.6)%
Total electric revenues					$2,079	$1,901	9.4%
Purchased Power					$763	$685	11.4%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	445	581	697	(23.4)%	(36.2)%
Cooling Degree-Days	358	298	266	20.1%	34.6%

Six Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	13,210	12,017	9.9%	2.5%	$1,900	$1,698	11.9%
Small commercial & industrial	13,717	14,032	(2.2)%	(0.6)%	1,154	823	40.2%
Large commercial & industrial	13,674	13,061	4.7%	2.3%	589	290	103.1%
Public authorities & electric railroads	379	412	(8.0)%	(8.7)%	32	22	45.5%
Other(b)	—	—	n/a	n/a	523	450	16.2%
Total electric revenues(c)	40,980	39,522	3.7%	1.2%	4,198	3,283	27.9%
Other Revenues(d)					(24)	285	(108.4)%
Total electric revenues					$4,174	$3,568	17.0%
Purchased Power					$1,670	$1,172	42.5%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	3,013	3,252	3,750	(7.3)%	(19.7)%
Cooling Degree-Days	358	298	266	20.1%	34.6%

Number of Electric Customers	2024	2023
Residential	3,722,798	3,729,428
Small commercial & industrial	395,951	391,380
Large commercial & industrial	2,060	1,866
Public authorities & electric railroads	5,798	4,791
Total	4,126,607	4,127,465
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $2 million for the three months ended June 30, 2024 and 2023, respectively, and $4 million and $5 million for the six months ended June 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,296	2,694	22.3%	3.8%	$522	$444	17.6%
Small commercial & industrial	1,856	1,703	9.0%	3.5%	128	132	(3.0)%
Large commercial & industrial	3,408	3,331	2.3%	(0.9)%	61	64	(4.7)%
Public authorities & electric railroads	135	144	(6.3)%	(6.3)%	7	8	(12.5)%
Other(b)	—	—	n/a	n/a	75	71	5.6%
Total electric revenues(c)	8,695	7,872	10.5%	1.7%	793	719	10.3%
Other Revenues(d)					4	—	n/a
Total Electric Revenues					797	719	10.8%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,525	4,373	3.5%	0.4%	63	69	(8.7)%
Small commercial & industrial	3,321	3,743	(11.3)%	(12.3)%	25	32	(21.9)%
Large commercial & industrial	—	6	(100.0)%	(10.7)%	—	—	n/a
Transportation	5,117	5,190	(1.4)%	(3.5)%	5	5	—%
Other(f)	—	—	n/a	n/a	—	2	(100.0)%
Total natural gas revenues(g)	12,963	13,312	(2.6)%	(4.6)%	93	108	(13.9)%
Other Revenues(d)					1	1	—%
Total Natural Gas Revenues					94	109	(13.8)%
Total Electric and Natural Gas Revenues					$891	$828	7.6%
Purchased Power and Fuel					$323	$302	7.0%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	351	330	421	6.4%	(16.6)%
Cooling Degree-Days	537	233	391	130.5%	37.3%

Six Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,751	6,052	11.5%	1.0%	$1,042	$963	8.2%
Small commercial & industrial	3,747	3,546	5.7%	0.8%	254	267	(4.9)%
Large commercial & industrial	6,763	6,568	3.0%	0.8%	118	129	(8.5)%
Public authorities & electric railroads	314	312	0.6%	0.9%	14	16	(12.5)%
Other(b)	—	—	n/a	n/a	147	139	5.8%
Total electric revenues(c)	17,575	16,478	6.7%	0.9%	1,575	1,514	4.0%
Other Revenues(d)					2	—	n/a
Total electric revenues					1,577	1,514	4.2%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	23,420	21,563	8.6%	0.6%	256	292	(12.3)%
Small commercial & industrial	12,809	12,442	2.9%	(3.8)%	89	107	(16.8)%
Large commercial & industrial	16	35	(54.3)%	(11.6)%	—	1	(100.0)%
Transportation	12,016	12,204	(1.5)%	(3.2)%	13	13	—%
Other(f)	—	—	n/a	n/a	9	11	(18.2)%
Total natural gas revenues(g)	48,261	46,244	4.4%	(1.6)%	367	424	(13.4)%
Other Revenues(d)					1	2	(50.0)%
Total natural gas revenues					368	426	(13.6)%
Total electric and natural gas revenues					$1,945	$1,940	0.3%
Purchased Power and Fuel					$727	$786	(7.5)%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,440	2,218	2,831	10.0%	(13.8)%
Cooling Degree-Days	537	233	392	130.5%	37.0%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	1,533,909	1,529,499	Residential	506,193	504,723
Small commercial & industrial	156,036	155,845	Small commercial & industrial	44,697	44,793
Large commercial & industrial	3,162	3,112	Large commercial & industrial	7	10
Public authorities & electric railroads	10,712	10,423	Transportation	644	642
Total	1,703,819	1,698,879	Total	551,541	550,168
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended June 30, 2024 and 2023, respectively, and $3 million and $3 million for the six months ended June 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling less than $1 million and $1 million for the three months ended June 30, 2024 and 2023, respectively, and $1 million and $1 million for the six months ended June 30, 2024 and 2023, respectively.

BGE Statistics
Three Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,836	2,454	15.6%	3.4%	$464	$363	27.8%
Small commercial & industrial	648	609	6.4%	3.4%	88	75	17.3%
Large commercial & industrial	3,272	3,102	5.5%	2.2%	139	119	16.8%
Public authorities & electric railroads	52	48	8.3%	7.9%	8	7	14.3%
Other(b)	—	—	n/a	n/a	101	103	(1.9)%
Total electric revenues(c)	6,808	6,213	9.6%	2.9%	800	667	19.9%
Other Revenues(d)					(18)	5	(460.0)%
Total electric revenues					782	672	16.4%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,299	3,909	10.0%	3.5%	89	71	25.4%
Small commercial & industrial	1,219	1,156	5.4%	2.4%	17	15	13.3%
Large commercial & industrial	8,316	8,059	3.2%	—%	40	30	33.3%
Other(f)	145	78	85.9%	n/a	4	5	(20.0)%
Total natural gas revenues(g)	13,979	13,202	5.9%	1.4%	150	121	24.0%
Other Revenues(d)					(4)	4	(200.0)%
Total natural gas revenues					146	125	16.8%
Total electric and natural gas revenues					$928	$797	16.4%
Purchased Power and Fuel					$343	$272	26.1%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	362	381	486	(5.0)%	(25.5)%
Cooling Degree-Days	339	210	262	61.4%	29.4%

Six Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,165	5,560	10.9%	1.1%	$999	$796	25.5%
Small commercial & industrial	1,346	1,283	4.9%	1.8%	178	167	6.6%
Large commercial & industrial	6,386	6,149	3.9%	1.4%	271	268	1.1%
Public authorities & electric railroads	104	103	1.0%	0.9%	15	14	7.1%
Other(b)	—	—	n/a	n/a	194	198	(2.0)%
Total electric revenues(c)	14,001	13,095	6.9%	1.3%	1,657	1,443	14.8%
Other Revenues(d)					7	42	(83.3)%
Total electric revenues					1,664	1,485	12.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	22,280	20,697	7.6%	(2.6)%	360	349	3.2%
Small commercial & industrial	5,212	4,924	5.8%	(2.6)%	65	56	16.1%
Large commercial & industrial	21,832	21,273	2.6%	(1.6)%	112	100	12.0%
Other(f)	897	1,686	(46.8)%	n/a	8	24	(66.7)%
Total natural gas revenues(g)	50,221	48,580	3.4%	(2.2)%	545	529	3.0%
Other Revenues(d)					16	39	(59.0)%
Total natural gas revenues					561	568	(1.2)%
Total electric and natural gas revenues					$2,225	$2,053	8.4%
Purchased Power and Fuel					$807	$764	5.6%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,381	2,155	2,840	10.5%	(16.2)%
Cooling Degree-Days	339	210	262	61.4%	29.4%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	1,212,331	1,206,763	Residential	656,690	655,181
Small commercial & industrial	115,384	115,594	Small commercial & industrial	37,859	38,077
Large commercial & industrial	13,156	12,975	Large commercial & industrial	6,340	6,275
Public authorities & electric railroads	260	265
Total	1,341,131	1,335,597	Total	700,889	699,533
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and $1 million for the three months ended June 30, 2024 and 2023, respectively, and $3 million and $2 million for the six months ended June 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million and $1 million for the three months ended June 30, 2024 and 2023, respectively, and $2 million and $2 million for the six months ended June 30, 2024 and 2023, respectively.

Pepco Statistics
Three Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	1,770	1,598	10.8%	(7.7)%	$315	$267	18.0%
Small commercial & industrial	265	249	6.4%	(1.4)%	43	41	4.9%
Large commercial & industrial	3,409	3,114	9.5%	3.2%	251	254	(1.2)%
Public authorities & electric railroads	128	115	11.3%	10.7%	7	7	—%
Other(b)	—	—	n/a	n/a	75	64	17.2%
Total electric revenues(c)	5,572	5,076	9.8%	(0.5)%	691	633	9.2%
Other Revenues(d)					9	9	—%
Total electric revenues					$700	$642	9.0%
Purchased Power					$234	$204	14.7%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	218	209	296	4.3%	(26.4)%
Cooling Degree-Days	646	388	512	66.5%	26.2%

Six Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	3,868	3,561	8.6%	(3.9)%	$659	$549	20.0%
Small commercial & industrial	550	516	6.6%	0.5%	89	80	11.3%
Large commercial & industrial	6,701	6,323	6.0%	1.9%	513	535	(4.1)%
Public authorities & electric railroads	290	267	8.6%	7.9%	18	16	12.5%
Other(b)	—	—	n/a	n/a	138	120	15.0%
Total electric revenues(c)	11,409	10,667	7.0%	(0.1)%	1,417	1,300	9.0%
Other Revenues(d)					42	51	(17.6)%
Total electric revenues					$1,459	$1,351	8.0%
Purchased Power					$514	$462	11.3%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,006	1,829	2,374	9.7%	(15.5)%
Cooling Degree-Days	651	390	516	66.9%	26.2%

Number of Electric Customers	2024	2023
Residential	871,009	860,014
Small commercial & industrial	54,080	54,016
Large commercial & industrial	23,057	22,904
Public authorities & electric railroads	207	204
Total	948,353	937,138

__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended June 30, 2024 and 2023, and $3 million for both the six months ended June 30, 2024 and 2023.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,122	987	13.7%	(0.6)%	$202	$161	25.5%
Small commercial & industrial	564	547	3.1%	(1.0)%	60	57	5.3%
Large commercial & industrial	1,027	1,027	—%	(3.0)%	31	33	(6.1)%
Public authorities & electric railroads	10	10	—%	1.2%	4	4	—%
Other(b)	—	—	n/a	n/a	64	61	4.9%
Total electric revenues(c)	2,723	2,571	5.9%	(1.6)%	361	316	14.2%
Other Revenues(d)					1	4	(75.0)%
Total electric revenues					362	320	13.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	852	794	7.3%	(6.7)%	15	16	(6.3)%
Small commercial & industrial	531	497	6.8%	(5.4)%	7	7	—%
Large commercial & industrial	402	371	8.4%	8.5%	1	1	—%
Transportation	1,340	1,328	0.9%	(1.5)%	4	4	—%
Other(f)	—	—	n/a	n/a	1	1	—%
Total natural gas revenues	3,125	2,990	4.5%	(2.7)%	28	29	(3.4)%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					28	29	(3.4)%
Total electric and natural gas revenues					$390	$349	11.7%
Purchased Power and Fuel					$156	$139	12.2%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	391	322	442	21.4%	(11.5)%
Cooling Degree-Days	398	252	352	57.9%	13.1%

Natural Gas Service Territory				% Change
Heating Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	404	318	483	27.0%	(16.4)%

Six Months Ended June 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,610	2,373	10.0%	(0.4)%	$458	$371	23.5%
Small commercial & industrial	1,121	1,081	3.7%	(0.1)%	122	119	2.5%
Large commercial & industrial	2,000	1,984	0.8%	(1.4)%	60	66	(9.1)%
Public authorities & electric railroads	20	22	(9.1)%	(9.5)%	8	8	—%
Other(b)	—	—	n/a	n/a	126	119	5.9%
Total electric revenues(c)	5,751	5,460	5.3%	(0.7)%	774	683	13.3%
Other Revenues(d)					6	14	(57.1)%
Total electric revenues					780	697	11.9%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,764	4,368	9.1%	(2.3)%	61	76	(19.7)%
Small commercial & industrial	2,244	2,142	4.8%	(6.5)%	24	33	(27.3)%
Large commercial & industrial	834	787	6.0%	5.8%	3	2	50.0%
Transportation	3,301	3,231	2.2%	(1.7)%	9	8	12.5%
Other(f)	—	—	n/a	n/a	3	7	(57.1)%
Total natural gas revenues	11,143	10,528	5.8%	(2.5)%	100	126	(20.6)%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					100	126	(20.6)%
Total electric and natural gas revenues					$880	$823	6.9%
Purchased Power and Fuel					$370	$360	2.8%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,503	2,197	2,807	13.9%	(10.8)%
Cooling Degree-Days	398	252	353	57.9%	12.7%

Natural Gas Service Territory				% Change
Heating Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,608	2,269	2,959	14.9%	(11.9)%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	488,089	483,760	Residential	130,678	129,538
Small commercial & industrial	64,549	63,913	Small commercial & industrial	10,100	10,060
Large commercial & industrial	1,256	1,234	Large commercial & industrial	14	16
Public authorities & electric railroads	595	594	Transportation	163	163
Total	554,489	549,501	Total	140,955	139,777
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended June 30, 2024 and 2023, respectively and $3 million for both the six months ended June 30, 2024 and 2023.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	1,049	775	35.4%	4.0%	$229	$155	47.7%
Small commercial & industrial	365	347	5.2%	(3.0)%	55	46	19.6%
Large commercial & industrial	723	743	(2.7)%	(8.8)%	47	50	(6.0)%
Public authorities & electric railroads	9	9	—%	(1.9)%	5	4	25.0%
Other(b)	—	—	n/a	n/a	68	63	7.9%
Total electric revenues(c)	2,146	1,874	14.5%	(2.1)%	404	318	27.0%
Other Revenues(d)					(21)	(1)	2,000.0%
Total electric revenues					$383	$317	20.8%
Purchased Power					$172	$124	38.7%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	465	519	525	(10.4)%	(11.4)%
Cooling Degree-Days	415	155	303	167.7%	37.0%

Six Months Ended June 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	1,889	1,535	23.1%	2.2%	$404	$301	34.2%
Small commercial & industrial	726	718	1.1%	(4.8)%	105	105	—%
Large commercial & industrial	1,464	1,532	(4.4)%	(8.2)%	96	113	(15.0)%
Public authorities & electric railroads	23	23	—%	(2.3)%	10	9	11.1%
Other(b)	—	—	n/a	n/a	134	126	6.3%
Total electric revenues(c)	4,102	3,808	7.7%	(3.1)%	749	654	14.5%
Other Revenues(d)					(9)	16	(156.3)%
Total electric revenues					$740	$670	10.4%
Purchased Power					$312	$273	14.3%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,666	2,527	2,950	5.5%	(9.6)%
Cooling Degree-Days	415	155	304	167.7%	36.5%

Number of Electric Customers	2024	2023
Residential	506,358	503,918
Small commercial & industrial	62,717	62,307
Large commercial & industrial	2,878	3,007
Public authorities & electric railroads	701	727
Total	572,654	569,959
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2024 and 2023, and $1 million for both the six months ended June 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs.
(e)Includes alternative revenue programs.